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                  CASH BONUS COMPENSATION
                          PLAN OF
             INFINITY BROADCASTING CORPORATION
             _________________________________


          1.   Purpose.
               _______

          This plan, which shall be known as the Infinity Broadcasting Corporation Cash Bonus Compensation Plan (the "Plan") is intended to promote the interests of Infinity Broadcasting Corporation (the "Company") and its stockhold-ers by providing incentives for senior executive officers of the Company to promote the growth of the Company's earnings. Such incentives are intended to further align the interests of such senior executive officers with the interests of the Company's shareholders. The Company intends that bonus compensation payable pursuant to this Plan shall constitute "performance-based compensation" within the meaning of Sec-tion 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations from time to time promul-gated thereunder ("Section 162(m)").

          2.   Eligible Employees.
               __________________

          The Company's Chief Executive Officer (the "CEO"), the Company's Chief Financial Officer (the "CFO"), and such other senior executive officers of the Company or its affiliates as may from time to time be designated as Plan participants by the Company's Board of Directors (the "Board") shall be eligible to receive cash bonus awards under this Plan. The CEO, the CFO, and each other senior executive officer designated prior to the commencement of a Plan Year (or, if later, prior to the commencement of such individual's service as a senior executive officer or such other time as shall be specified under Section 162(m)) as a Plan participant for such Plan Year shall be an "Eligible Participant" for such Plan Year.

          3.   Plan Year.
               _________

          The Plan Year shall be the fiscal year of the Company, currently the calendar year. The 1994 calendar year shall be the first Plan Year.

          4.   Effective Date.
               ______________

          The Plan was adopted on March 30, 1994 and shall become effective upon approval of the material terms hereof






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by the Company's stockholders in accordance with the re-
quirements of Section 162(m).

          5.   Administration.
               ______________

          (a)  The Administrator.  The term "Administrator"
               _________________
as used herein shall mean a committee appointed by the Board and consisting of two or more members of the Board.

          (b)  Authority.  Subject to the provisions of the
               _________
Plan, the Administrator shall interpret the Plan and the awards granted under the Plan, shall make all other deter-minations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any award, in the manner and to the extent the Administrator deems desirable to carry the Plan or award into effect.

          (c)  Procedure.  All determinations of the Admin-
               _________
istrator shall be made by not less than a majority of its members at a meeting at which a quorum is present. A major-ity of the entire Administrator shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Administrator may be taken without a meeting, if a unanimous written consent which sets forth the action is signed by each member of the Administrator and filed with the minutes of the proceedings of the Administrator. No member of the Administrator shall be liable, in the absence of bad faith, for any act or omis-sion with respect to his services. Without limiting the generality of the foregoing or the scope of any applicable provision of the Company's Charter or By-Laws or any indem-nification agreement, no member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any award granted thereunder.

          6.   Awards.
               ______

          (a)  Establishment of EBITDA Target
               ______________________________

          (i)  General Rule.  Prior to the beginning of each
               ____________
Plan Year (or at such other time as may be permitted under Section 162(m)), the Administrator shall establish in writ-ing an EBITDA target (the "EBITDA Target") for such Plan Year.







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          (ii)  1994 Plan Year.  On or before March 31,
                ______________
1994, the Administrator shall establish the EBITDA Target for the Plan Year commencing January 1, 1994.

          (b)  Definition of EBITDA.  As used in the Plan,
               ____________________
the term EBITDA means earnings of the Company and its con-solidated subsidiaries before interest, taxes, depreciation and amortization, as reported in the Company's report on Form 10-K for the fiscal year or, if for a portion of a Plan Year, as approved by the Company's Board of Directors based on the Company's books and records.

          (c)  Awards.  (i)  If the EBITDA Target for the
               ______
Plan Year has been attained as of the last day of the appli-cable Plan Year, the Administrator shall certify the attain-ment of such target and, following such certification, may award any Eligible Participant who was employed by the Com-pany on the last day of the Plan Year a cash bonus. The maximum cash bonus that may be awarded to any such Eligible Participant with respect to the first Plan Year in which such participant is eligible to receive an award hereunder shall be $1,500,000. The maximum cash bonus that can be awarded to an Eligible Participant for each succeeding Plan Year shall be the sum of (x) $1,500,000 and (y) the excess,
                          _                  _
if any, of (A) the maximum cash bonus that could have been
            _
awarded to such Eligible Participant for the most recent Plan Year with respect to which such Eligible Participant could have received an award hereunder over (B) the cash
                                                          _
bonus amount actually awarded to such Eligible Participant with respect to such most recent Plan Year (such excess being referred to herein as the Eligible Participant's "Ad-ditional Amount"). In no event shall any Eligible Partici-pant's Additional Amount exceed $1,500,000 for any Plan Year.

          (ii) In the event an Eligible Participant's em-ployment terminates prior to the last day of a Plan Year, the Administrator shall determine whether the EBITDA Target, prorated through the end of the month in which such termina-tion takes place, has been met. If such prorated target has been met, the Administrator may, in its sole discretion, award the Eligible Participant a cash bonus with respect to such prorated portion of the Plan Year, provided that the amount of such bonus shall in no event exceed a portion, prorated through the end of the month in which such termina-tion takes place, of the maximum bonus amount applicable to the participant for the Plan Year, determined in accordance with this subsection 6(c).




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          (iii)  Notwithstanding the Company's attainment of
the EBITDA Target for a Plan Year, the Administrator may, in its sole discretion, award an Eligible Participant less than the maximum cash bonus and may decline to award a bonus to an Eligible Participant. In determining whether to award less than the maximum permissible bonus to an Eligible Par-ticipant, the Administrator may take into account factors such as the individual's office or position, levels of com-pensation paid by the Company's industry peers and competi-tors, the individual's degree of responsibility for and contributions to the growth and success of the Company, the individual's potential, the individual's conduct, or any other performance factors it may consider relevant.

          (d)  Time of Granting Award.  Nothing contained in
               ______________________
the Plan or any resolutions adopted or to be adopted by the Board or the stockholders of the Company shall constitute the granting of any award hereunder. Awards shall be grant-ed only by action of or pursuant to the authority of the Administrator.

          (e)  Payment of Awards.  If an award is to be
               _________________
granted hereunder, such award shall be declared and paid not later than the thirtieth day following the filing by the Company of its Form 10-K with the Securities and Exchange Commission for the applicable Plan Year or, if the award is for part of the year, not later than the sixtieth day fol-lowing the end of the last month taken into account in de-termining whether the EBITDA Target has been met. In the event the Administrator does not declare an award permitted hereunder for an Eligible Participant within such period, the Administrator shall be deemed to have declined to make an award to such Eligible Participant with respect to such Plan Year.

          7.   Limitations.
               ___________

          (a)  Authority Limited to Administrator.  No per-
               __________________________________
son shall at any time have any right to receive an award hereunder and no person shall have authority to enter into an agreement for the granting of an award or to make any representation or warranty with respect thereto, except as granted by the Administrator, as provided in the Plan.
Eligible Participants shall have no rights in respect of their awards except as set forth in the Plan.

          (b)  No Right to Employment.  Neither the action
               ______________________
of the Company in establishing the Plan, nor the actions




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taken by it or by the Administrator under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of the Company or any affiliate or as giving to any person the right to be retained as a director of the Company or any affiliate. No provision of the Plan will supersede any terms of any em-ployment agreement that an Eligible Participant may have with the Company; provided that bonuses payable pursuant
                  ________
hereto shall be deemed for purposes of an applicable employ-ment agreement to have been paid pursuant thereto, to the extent such agreement provides for the payment of cash bonus compensation.

          (c)  Awards Not Transferable.  An award shall not
               _______________________
be transferable otherwise than by will or by the laws of descent and distribution. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process any award, other than as permitted in the preceding sentence, shall give no right to the purported transferee.

          8.   Amendments and Termination.
               __________________________

          The Board may terminate, alter, suspend, modify or amend the Plan in such respects as it shall deem advisable. No termination, alteration, suspension, modification or amendment of the Plan may, without the consent of the Eligi-ble Participant to whom any award shall theretofore have been granted, adversely affect the rights of such Eligible Participant under any such award then outstanding.

          9.   Governing Law.
               _____________

          The Plan shall be governed by and construed and enforced in accordance with the laws of the State of New
York, without regard to principles of conflicts of law.

          IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this plan document as of the 30th day of March, 1994.

                         INFINITY BROADCASTING CORPORATION



                         By: /s/ Farid Suleman
                            ______________________________
                         Title:  Vice President-Finance
                                 and Chief Financial Officer




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